UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 28, 2021

RenovaCare, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30156	98-0384030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 Becker Farm Road, Suite 105 Roseland, NJ	07068
(Address of Principal Executive Offices)	(Zip Code)

(888) 398-0202
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On June 1, 2021 RenovaCare, Inc. issued a press release titled “RenovaCare Responds to SEC.” A copy of the press release is attached as Exhibit 99.1 to this report.

Except for the historical information presented in this document, the matters discussed in this Report, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” “scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Report should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Report. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Report and in the Registrant’s other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant’s business.

Note: Information in this Report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Section 8 - Other Events

Item 8.01 Other Events.

On May 28, 2021 the U.S. Securities and Exchange Commission (“SEC”) filed a civil complaint naming RenovaCare, Inc. (the “Company”) and Harmel S. Rayat, RenovaCare Chairman as defendants (the “Complaint”).

The Complaint, regarding legacy events from over 3 years ago, generally alleges that the Company and Mr. Rayat violated the antifraud provisions of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and also alleges that Mr. Rayat aided and abetted the Company's violation of those provisions. The Complaint also charges the Company with violating the reporting provisions of Exchange Act Section 15(d) and Rules 15d-11 and 12b-20 thereunder. The SEC seeks permanent injunctions and civil penalties against both defendants, and officer-and-director and penny stock bars against Mr. Rayat.

The foregoing is only a general summary of the Complaint; the SEC’s Complaint may be accessed on the SEC’s website at https://www.sec.gov/litigation/litreleases.htm.

The Company takes issue with the statements in the Complaint and intends to zealously defend itself and its stockholders against allegations made by the SEC in the Complaint.

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Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description

99.1	Press Release Titled “RenovaCare Responds to SEC Complaint.”

[SIGNATURE PAGE FOLLOWS]

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on June 1, 2021.

RenovaCare, Inc.

By: /s/ Kaiyo Nedd

Kaiyo Nedd

President and Chief Executive Officer

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